                                                                  EXHIBIT 10.101


                         Amendment No. 1 to Side Letter


                                                    Dated as of January 14, 2002


         Reference is hereby made to the following:

                  (i) that certain letter agreement dated as of October 30, 2001 (the "Side Letter") between Williams Communications, LLC (the "Borrower") and Williams Communications Group, Inc. ("Holdings"), on the one hand, and Bank of America, as Administrative Agent and as Issuing Bank, JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent and as Issuing Bank, Salomon Smith Barney Inc., as Co-Documentation Agent, Lehman Brothers, Inc., as Co-Documentation Agent and Merrill Lynch & Co., Inc., as Co-Documentation Agent, on the other hand; and

                  (ii) that certain Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement"), among the Borrower, Holdings, the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), JP Morgan Chase Bank, (formerly The Chase Manhattan Bank), as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., Inc., as Co-Documentation Agents.

         Capitalized terms not otherwise defined herein are used herein as defined in the Side Letter.

         The Borrower and Holdings hereby acknowledge that the review, analysis and due diligence regarding the business operations of Holdings, the Borrower and the Subsidiaries and the preliminary budget dated October 1, 2001, by PricewaterhouseCoopers, LLP, continues to be in process. As a result thereof, the parties to the Side Letter hereby agree, by executing this Amendment No. 1 to the Side Letter (the "Amendment"), that the Negotiation Period (as defined in the Side Letter) shall be extended until the earlier of (i) 12:00 noon (New York City time) on January 28, 2002 and (ii) the effective date of the Seventh Amendment (as defined in Section 3(C) of Amendment No. 6).

         This Amendment shall not become effective until the date (the "Amendment Effective Date") on which (i) the Administrative Agent shall have received fully executed counterparts hereof executed by the Loan Parties, the Issuing Bank and all of the Agents, together with the consent of the Required Lenders to this Amendment as set forth hereinbelow; and (ii) all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Agents and their counsel.

         Each of the Loan Parties represents and warrants to the Agents and the Lenders that (X) the execution, delivery and performance by the Loan Parties of this Amendment and the performance by each of them of the Side Letter as modified by this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument; and (Y) upon the occurrence of the Amendment Effective Date, this Amendment will constitute the legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

         The Loan Parties hereby agree that in the event any Loan Party or Unrestricted Subsidiary shall fail to observe or perform any agreement set forth in the Side Letter as amended by this Amendment, such event shall be an immediate Event of Default under the Credit Agreement not requiring any notice, lapse of time or other action on the part of any of the Agents or the Lenders; and the Administrative Agent and/or the Required Lenders may exercise any and all remedies it or they may have pursuant to any of the Loan Documents or other applicable law.

         The Borrower acknowledges and agrees that its obligations set forth in
Section 10.03 of the Credit Agreement include the preparation, execution and delivery of this Amendment, and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent and PWC.

         Except to the extent hereby waived or modified, the Side Letter remains in full force and effect and is hereby ratified and confirmed. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Side Letter or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent (on behalf of itself and the Lenders) and the other Agents hereby expressly reserve all of the Administrative Agent's, the other Agents' and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. Except to the extent hereby waived or modified, the Side Letter shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Side Letter as modified by this Amendment is hereby ratified and confirmed. As used in the Side Letter, the terms "Side Letter," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. Reference to the terms "Side Letter" appearing in the other Loan Documents shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

         This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

         This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

         THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

         The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and the year first above written.


                                 BORROWER:


                                 WILLIAMS COMMUNICATIONS, LLC


                    [STAMP]      By:    /s/ HOWARD S. KALIKA
                                     -------------------------------------------
                                      Name:
                                      Title:


                                 HOLDINGS:


                    [STAMP]      WILLIAMS COMMUNICATIONS GROUP, INC.


                                 By:    /s/ HOWARD S. KALIKA
                                     -------------------------------------------
                                      Name:
                                      Title:


                                 SUBSIDIARY LOAN PARTIES:


                                 CRITICAL CONNECTIONS, INC.
                                 WCS COMMUNICATIONS SYSTEMS, INC.
                                 WCS, INC.
                                 WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
                                 WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
                                 WILLIAMS COMMUNICATIONS PROCUREMENT, LP
                                 WILLIAMS GLOBAL COMMUNICATIONS
                                      HOLDINGS, INC.
                                 WILLIAMS INTERNATIONAL VENTURES COMPANY
                                 WILLIAMS LEARNING NETWORK, INC.
                                 WILLIAMS LOCAL NETWORK, LLC
                                 WILLIAMS TECHNOLOGY CENTER, LLC
                                 WILLIAMS COMMUNICATIONS AIRCRAFT, LLC
                                 WILLIAMS COMMUNICATIONS MANAGED
                                      SERVICES, LLC


                    [STAMP]      By:    /s/ HOWARD S. KALIKA
                                     -------------------------------------------
                                      Name:
                                      Title:


[AMENDMENT NO. 1 TO SIDE LETTER]

                                 ISSUING BANK AND AGENTS:

                                 BANK OF AMERICA, N.A., as Administrative Agent and as Issuing Bank


                                 By: /s/ JOHN W. WOODIEL III
                                     -------------------------------------------
                                      Name:  John W. Woodiel III
                                      Title: Managing Director


                                 JP MORGAN CHASE BANK
                                 (formerly The Chase Manhattan Bank), as
                                 Syndication Agent and as Issuing Bank


                                 By: /s/ CONSTANCE M. COLEMAN
                                     -------------------------------------------
                                      Name:  Constance M. Coleman
                                      Title: Vice President


                                 SALOMON SMITH BARNEY INC.,
                                 as Co-Documentation Agent


                                 By: /s/ JOHN DORANS
                                     -------------------------------------------
                                      Name:  John Dorans
                                      Title: Director


                                 LEHMAN BROTHERS, INC.,
                                 as Co-Documentation Agent


                                 By: /s/ G. ANDREW KEITH
                                     -------------------------------------------
                                      Name:  G. Andrew Keith
                                      Title: Authorized Signatory


                                 MERRILL LYNCH & CO., INC.,
                                 as Co-Documentation Agent


                                 By: /s/ BENJAMIN W. LAU
                                     -------------------------------------------
                                      Name:  Benjamin W. Lau
                                      Title: Vice President



[AMENDMENT NO. 1 TO SIDE LETTER]

         BY SIGNING IN THE APPROPRIATE SPACE BELOW, THE UNDERSIGNED HEREBY CONSENT TO THE FOREGOING AMENDMENT NO. 1 TO THE SIDE LETTER AND TO THE EXECUTION THEREOF BY THE AGENTS AND THE ISSUING BANK.


                                 LENDERS:

                                 BANK OF AMERICA, N.A.


                                 By: /s/ JOHN W. WOODIEL III
                                    --------------------------------------------
                                     Name:  John W. Woodiel III
                                     Title: Managing Director


                                 JP MORGAN CHASE BANK
                                 (formerly The Chase Manhattan Bank)


                                 By: /s/ HOUSTON A. STUBBINS
                                    --------------------------------------------
                                     Name:  Houston A. Stubbins
                                     Title: Managing Director


                                 CITICORP USA, INC.


                                  By: /s/ JOHN DORANS
                                     -------------------------------------------
                                      Name:  John Dorans
                                      Title: Director


                                  LEHMAN COMMERCIAL PAPER INC.


                                  By: /s/ G. ANDREW KEITH
                                     -------------------------------------------
                                      Name:  G. Andrew Keith
                                      Title: Authorized Signatory


                                  MERRILL LYNCH CAPITAL CORPORATION


                                  By: /s/ BENJAMIN W. LAU
                                     -------------------------------------------
                                      Name:  Benjamin W. Lau
                                      Title: Vice President


[AMENDMENT NO. 1 TO SIDE LETTER]

                                  ABN AMRO BANK N.V.


                                  By: /s/ NEIL J. BIVONA
                                     -------------------------------------------
                                      Name:  Neil J. Bivona
                                      Title: Group Vice President


                                  By: /s/ STEVEN C. WIMPENNY
                                     -------------------------------------------
                                      Name:  Steven C. Wimpenny
                                      Title: Group Senior Vice President


                                  BANK OF MONTREAL


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  THE BANK OF NEW YORK


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  BANK OF OKLAHOMA N.A.


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  BANK ONE, N.A.


                                  By: /s/ THOMAS T. BOWER
                                     -------------------------------------------
                                      Name:  Thomas T. Bower
                                      Title: Senior Vice President



[AMENDMENT NO. 1 TO SIDE LETTER]

                                  BAYERISCHE HYPOVEREINS BANK, NEW
                                  YORK BRANCH (formerly Bank Austria
                                  Creditanstalt Corporate Finance,
                                  Inc.)


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  CIBC INC.


                                  By: /s/ JOAN S. GRIFFIN
                                     -------------------------------------------
                                      Name:  Joan S. Griffin
                                      Title: Executive Director,
                                             CIBC World Markets Corp.
                                             As Agent


                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By: /s/ JEREMY HORN
                                     -------------------------------------------
                                      Name:  Jeremy Horn
                                      Title: Authorized Signature


                                  CREDIT SUISSE FIRST BOSTON


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


[AMENDMENT NO. 1 TO SIDE LETTER]

                                  DEUTSCHE BANK AG
                                  NEW YORK BRANCH AND/OR
                                  CAYMAN ISLANDS BRANCH


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  FIRST UNION NATIONAL BANK


                                  By: /s/ MARK L. COOK
                                     -------------------------------------------
                                      Name:  Mark L. Cook
                                      Title: Senior Vice President


                                  FLEET NATIONAL BANK


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  THE FUJI BANK, LIMITED


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  IBM CREDIT CORPORATION


                                  By: /s/ STEVEN A. FLANAGAN
                                     -------------------------------------------
                                      Name:  Steven A. Flanagan
                                      Title: Manager Special Handling


                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  NEW YORK BRANCH


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


[AMENDMENT NO. 1 TO SIDE LETTER]

                                  KBC BANK, N.V.


                                  By: /s/ ROBERT SNAUFFER
                                     -------------------------------------------
                                      Name:  Robert Snauffer
                                      Title: First Vice President


                                  By: /s/ ERIC RASKIN
                                     -------------------------------------------
                                      Name:  ERIC RASKIN
                                      Title: Vice President


                                  SCOTIABANC INC.


                                  By: /s/ W.J. BROWN
                                     -------------------------------------------
                                      Name:  W.J. Brown
                                      Title: Managing Director


                                  STANFIELD ARBITRAGE CDO, LTD.
                                  By:    Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  STANFIELD CLO, LTD.
                                  By:    Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  STANFIELD/RMF TRANSATLANTIC CDO, LTD
                                  By     Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:




[AMENDMENT NO. 1 TO SIDE LETTER]

                                  WINDSOR LOAN FUNDING, LIMITED
                                  By:    Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:


                                  ARK II CLO 2001-I, LIMITED
                                  By:    Patriarch Partners II, LLC,
                                         its Collateral Manager


                                  By: /s/ DENNIS DOLAN
                                     -------------------------------------------
                                      Name:  Dennis Dolan
                                      Title: Authorized Signatory


                                  HAMILTON CDO, LTD.
                                  By:    Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                  By:
                                     -------------------------------------------
                                      Name:
                                      Title:



[AMENDMENT NO. 1 TO SIDE LETTER]